                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-71594 (333-71594-01)) and S-8 (No. 333-73047;
333-68871; 333-58753; 333-57893; 333-56823; 333-08025; 333-87315; 333-82489;
333-45680; 333-56798; 333-90136) of BankAtlantic Bancorp, Inc. of our report dated February 13, 2004 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
March 3, 2004